                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               GILLES M. DELLAERT

does hereby authorize Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Gilles M. Dellaert          dated as of 03/20/14.
    ------------------------------
    Gilles M. Dellaert

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 20, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                   JOHN GRAF

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ John Graf                   dated as of March 24, 2014.
    ------------------------------
    John Graf

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 24, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 HANBEN KIM LEE

does hereby authorize Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Hanben Kim Lee              dated as of March 21, 2014.
    ------------------------------
    Hanben Kim Lee

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 21, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  ALLAN LEVINE

does hereby authorize Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Allan Levine                dated as of March 21, 2014.
    ------------------------------
    Allan Levine

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 21, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               MICHAEL A. REARDON

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Michael A. Reardon          dated as of March 24, 2014.
    ------------------------------
    Michael A. Reardon

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 24, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  ERIC D. TODD

does hereby authorize Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Eric D. Todd                dated as of March 21, 2014.
    ------------------------------
    Eric D. Todd

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 21, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                             NICHOLAS H. VON MOLTKE

does hereby authorize Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

    /s/ Nicholas H. von Moltke      dated as of 03/20/2014.
    ------------------------------
    Nicholas H. von Moltke

                                   APPENDIX A

                       FORETHOUGHT LIFE INSURANCE COMPANY

Power of Attorney dated as of March 20, 2014
Filed on Form N-4
File Numbers:

333-182946
333-191097
333-193535